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PAGE 1


Prospectus Supplement*
June 13, 1997

Privileged Assets Select Annuity
30325 D (4/97)
S-6102 C (4/97)

The following information replaces page 10 of the Privileged Assets Select Annuity prospectuses dated May 1, 1997.

                      INVESCO VIF        Janus Aspen                                                     Warburg Pincus
                      Industrial        Series World-     Janus Aspen        American                    Trust - Post-
                        Income           wide Growth     Series Growth      Century VP      American    Venture Capital
                    (After expense     (After expense    (After expense      Capital       Century VP      (After fee
                     reimbursement)    reimbursement)    reimbursement)    Appreciation      Value        limitation)

Management fees          .75%               .66%              .65%             1.00%          1.00%           .62%

Other expenses           .20                .14               .04                --             --            .78

Total                    .95%***^           .80%***           .69%***          1.00%+         1.00%+         1.40%++

*** The figures given above are based on gross expenses before expense offset arrangements, if any, during 1996, for these funds. As of the date of this prospectus, certain fees are being waived or expenses are being assumed by the respective investment managers or service providers for certain of the underlying mutual funds, in each case on a voluntary basis. Without such waivers or reimbursements, the "Management fees," "Other expenses" and "Total" that would have been incurred for the last completed fiscal year would be: 0.75%, 0.44 and 1.19%, respectively, for the INVESCO VIF - Industrial Income Portfolio; .77%, .14 and .91%, respectively, for Janus Aspen Series Worldwide Growth and .79%, .04 and .83%, respectively, for Janus Aspen Series Growth. See the Portfolios' prospectuses for a discussion of fee waiver and expense reimbursements.

  + Operating expenses of the underlying funds at Dec. 31, 1996.

 ++ Absent  the  waiver  of  fees  by the  Portfolio's  investment  adviser  and co-administrator, Management Fees would equal 1.25%; Other Expenses would equal 0.82%; and Total Portfolio Operating Expenses would equal 2.07%. Other Expenses for the Portfolio is based on annualized estimates of expenses for the fiscal year ending Dec. 31, 1997 net of any fee waivers or expense reimbursements. The investment adviser has undertaken to limit the Portfolio's Total Portfolio Operating Expenses to 1.40% through Dec. 31, 1997.

  ^ It should be noted that the Fund's actual operating expenses were lower than the figures shown because the Fund's custodian fees were reduced under an expense offset arrangement. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expenses offset arrangements, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note the Ratios of Expenses to Average Net Assets shown under "Financial Highlights", in the Fund's prospectus, do reflect any reductions prior to the fiscal year ended Dec. 31, 1996.





















*Valid until next prospectus update.